       As filed with the Securities and Exchange Commission on October 18, 1996
                                                       Registration No. 333-6239
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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                         -----------------------------------

                            POST-EFFECTIVE AMENDMENT NO. 1
                                          TO
                                       FORM S-4
                                REGISTRATION STATEMENT
                                        UNDER
                              THE SECURITIES ACT OF 1933

                         -----------------------------------

                           COMMUNITY FIRST BANKSHARES, INC.
                (Exact name of registrant as specified in its charter)

    DELAWARE                         6022                       46-0391436
(State or other           (Primary Standard Industrial       (I.R.S. Employer
jurisdiction of            Classification Code Number)     Identification No.)
incorporation or
  organization)

                                   520 Main Avenue
                           Fargo, North Dakota   58124-0001
                                    (701) 298-5600
                 (Address, including zip code, and telephone number,
           including area code, of registrant's principal executive office)

                         -----------------------------------

                                 Donald R. Mengedoth
                                      President
                           Community First Bankshares, Inc.
                                   520 Main Avenue
                           Fargo, North Dakota   58124-0001
                                    (701) 298-5600
              (Name, address, including zip code, and telephone number,
                      including area code, of agent for service)



                         -----------------------------------

                                      Copies to:

    Patrick Delaney, Esq.                   Patrick B. Augustine, Esq.
    Martin R. Rosenbaum, Esq.               McKenna & Cuneo, L.L.P.
    Lindquist & Vennum P.L.L.P.             370 Seventeenth Street
    4200 IDS Center                         Suite 4800
    80 South 8th Street                     Denver, Colorado 80202
    Minneapolis, Minnesota 55402            Telephone: (303) 634-4000
    Telephone:  (612) 371-3211

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    Community First Bankshares, Inc. hereby removes from registration under this Registration Statement (No. 333-6239) 103,901 shares of Common Stock, $.01 par value, out of the 642,704 shares registered pursuant to this Registration Statement.

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                                      SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fargo and the State of North Dakota, on this 18th day of October, 1996.

                             COMMUNITY FIRST BANKSHARES, INC.


                             By: /s/ Mark A. Anderson
                                 Mark A. Anderson
                                   Executive Vice President, Chief Financial
                                   Officer, Secretary and Treasurer

    Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below on the 18th day of October, 1996, by the following persons in the capacities indicated.

Signature                              Title

    *                                  President, Chief Executive Officer,
-----------------------------------    Chairman of the Board of Directors and
    Donald R. Mengedoth                Director (principal executive officer)

    /s/ Mark A. Anderson               Executive Vice President, Chief
-----------------------------------    Financial Officer, Secretary and
    Mark A. Anderson                   Treasurer (principal financial and
                                       accounting officer)

    *                                  Director
-----------------------------------
    Patricia A. Adam

    *                                  Director
-----------------------------------
    James T. Anderson

    *                                  Director
-----------------------------------
    Patrick E. Benedict

    *                                  Director
-----------------------------------
    Patrick Delaney

    *                                  Director
-----------------------------------
    John H. Flittie

    *                                  Director
-----------------------------------
    Cargill MacMillan, Jr.

    *                                  Director
-----------------------------------
    Dean E. Smith

    *                                  Director
-----------------------------------
    Thomas C. Wold

    *                                  Director
-----------------------------------
    Harvey L. Wollman

*By: /s/ Mark A. Anderson
    -------------------------------
    Mark A. Anderson
    Attorney-In-Fact

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